U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

September 24, 2004

FILED VIA EDGAR

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:	Professionally Managed Portfolios (the “Trust”)
File Nos.: 33-12213 and 811-05037

Dear Sir or Madam:

Pursuant to Rule 485(a) of the Securities Act of 1933, as amended, and pursuant to the Investment Company Act of 1940, as amended, and the regulations thereunder, transmitted herewith on behalf of the Trust and its series, the Womenäs Equity Fund is Post-Effective Amendment No. 174 to its Registration Statement on Form N-1A. Pursuant to Rule 485(a)(1), the Trust anticipates that this filing will be effective sixty (60) days after filing or as soon as possible thereafter.

Please note that the Fund is currently managed by its sub-advisor under an interim investment sub-advisory agreement as a result of a change in controlling interest in the sub-advisor of the Fund. For your information, Fund shareholders will be receiving proxy materials in conjunction with a shareholder meeting to be held before the effective date of this amendment. At the meeting, shareholders will be asked to approve a new investment sub-advisory agreement among the Fund, its advisor, and sub-advisor.

Please also note that because disclosures relating to the control persons of the advisor is confined to the Statement of Additional Information, the disclosure as set forth in the prospectus within this amendment is substantially identical to that in the current prospectus for the Fund.

If you have any questions regarding the enclosed, please do not hesitate to contact the undersigned at (414) 765-5344.

Very truly yours,

/s/ Chad E. Fickett

Chad E. Fickett
For U.S. Bancorp Fund Services, LLC

Enclosures